SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )


Check  the  appropriate  box:

[  X  ]      Preliminary  Information  Statement
   -
[  __  ]     Confidential,  for Use of the Commission Only (as permitted by Rule
             14c-5(d)(2))
[  __  ]     Definitive  Information  Statement


                                  VDO.COM, INC.

                  (Name of Registrant as Specified in Charter)


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[  X  ]    No  fee  required
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           pursuant to Exchange Act Rule O-11 (Set forth the amount on which the
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          statement  number, or the Form or Schedule and the date of its filing.
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                                        1

                                  VDO.COM, INC.
                              1044L CORPORATE DRIVE
                               REDLANDS, CA  92374


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 19, 2001


TO  OUR  SHAREHOLDERS:

     You are cordially invited to attend the 2001 Annual Meeting of the Shareholders of VDO.com, Inc. (the "Company") to be held on September 19, 2001 at 10:00 AM, Pacific Standard Time, at the 25809 Business Center Drive, Redlands, California 92374, to consider and act upon the following proposals, as described in the accompanying Information Statement:

1. To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2. To amend the Articles of Incorporation of the Company to: (i) increase the number of authorized shares of Company's common stock from 50,000,000 shares to 500,000,000 shares; and (ii) create a class of preferred stock with 10,000,000 authorized shares;

3. To adopt Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation;

4.     To  approve  the  VDO.com,  Inc.  2001  Stock  Option  Plan;

5. To ratify the appointment of Zakheim, Roth & Co., Certified Public Accountants, as independent auditors of the Company for the fiscal year ending December 31, 2001; and

6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on August 3, 2001, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

                                        By  Order  of  the  Board  of  Directors

                                       /s/  William  D.  Satterfield

                                       William  D.  Satterfield,  President

August  20,  2001
Redlands,  California

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of VDO.com, Inc., a Florida corporation (the "Company") in connection with the upcoming annual meeting of its shareholders. This information statement is being first sent to stockholders on or about August 20, 2001.

PROPOSALS

     The  following  proposals  are  being  presented  at  the  meeting  (the
"Proposals"):

1. To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2. To amend the Articles of Incorporation of the Company to: (i) increase the number of authorized shares of Company's common stock from 50,000,000 shares to 500,000,000 shares; and (ii) create a class of preferred stock with 10,000,000 authorized shares;

3. To adopt Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation;

4.     To  approve  the  VDO.com,  Inc.  2001  Stock  Option  Plan;

5. To ratify the appointment of Zakheim, Roth & Co., Certified Public Accountants, as independent auditors of the Company for the fiscal year ending December 31, 2001; and

6. To transact such other business as may properly come before the meeting or any adjournments thereof.

VOTE  REQUIRED

     The vote which is required to approve the Proposals is the affirmative vote of the holders of a majority of the Company's common stock. Each holder of common stock is entitled to one (1) vote for each share held.

     The record date for purposes of determining the number of outstanding shares of common stock of the Company, and for determining stockholders entitled to vote, is the close of business on August 3, 2001 (the "Record Date"), the day after the Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals. As of the Record Date, the Company had outstanding 45,225,397 shares of common stock. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, TX 75034, telephone number (469) 633-0101.

VOTE  OBTAINED  -  SECTION  607.0704  FLORIDA  REVISED  STATUTES

     Section 607.0704 of the Florida Revised Statutes (the "Florida Law") provides that the written consent of the holders of the outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. Pursuant to Sections 607.1003 and 607.1007 of the Florida Revised Statutes, approval by a majority of the outstanding shares of common stock entitled to vote thereon is a valid method in order to amend or restate the Articles of Incorporation. In addition, the terms of the VDO.com, Inc. 2001 Stock Option Plan require that a majority of the outstanding shares of common stock approve the plan. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the common stock of the Company.

     Pursuant to Section 607.0704 of the Florida Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Florida Law are afforded to the Company's stockholders as a result of the approval of the Proposals.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Florida. Directors may receive compensation for their services as determined by the Board of Directors. See "Compensation of Directors and Executive Officers." Pursuant to the Bylaws of the Company, the Board of Directors may, by resolution and from time to time, designate the number of members of the Board. Presently, the Board consists of three (3) members, namely Mr. Wardell B. Moore, Ms. Latifah R. Saafir and Mr. William D. Satterfield. All of the above-mentioned directors have chosen to stand for re-election and have been nominated for re-election by the Board.

     Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one vote and, therefore, has a number of votes equal to the number of authorized directors.

     Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the 2002 annual shareholders meeting or until their successors are duly elected and qualified.

NOMINEES  FOR  ELECTION  AS  DIRECTOR

     The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:



Name                    Age       Position(s)
----------------------  ---       ----------------

Wardell B. Moore        72        Director  (2001)
----------------------  ---       ----------------

Latifah R. Saafir       25        Director  (2001)
----------------------  ---       ----------------

William D. Satterfield   60       Director  (2001)
----------------------  ---       ----------------

WARDELL B. MOORE has served as a Director of the Company since August 18, 2001. Mr. Moore has been retired for the past five years. Prior to his retirement Mr. Moore was a Lead Engineer and worked on the B1B Project at Rockwell International. Mr. Moore received a B.S. in Radio and Electricity from Southern University.

     LATIFAH SAAFIR has served as a Director of the Company since August 18, 2001. Ms. Saafir is currently the Chief Engineer at Wave Technology, Inc., a research and development company, where she has served since October 2000. From May 2000 to October 2000, she was an Executive Assistant at Ryder/Adecco, and from November 1999 to May 2000 she was Manager of Customer Care at drugstore.com, Inc. Ms. Saafir was a Sales Engineer at General Electric from August 1998 to October 1999, and a Package Engineer at M&M/Mars from August 1996 to August 1998. Ms. Saafir has a B.S. in Mechanical Engineering from Prairie View A&M University.

     WILLIAM D. SATTERFIELD has served as a Director of the Company since August 18, 2001. Mr. Satterfield is currently a Senior Real Estate Officer with the Los Angeles County Metropolitan Transit Authority. In this position he manages various properties for the County of Los Angeles and has held this position since 1986. Mr. Satterfield received both a B.A. in Business and his M.B.A. from Pepperdine University.

     The above nominees do not presently serve as directors of any other public corporations.

COMPENSATION  OF  DIRECTORS

     The current Directors receive $250 per meeting of the Board of Directors, and after sixty (60) days of service as a director each director will be granted 200,000 shares of Company common stock.

BOARD  MEETINGS  AND  COMMITTEES

     During the fiscal year ended December 31, 2000, the Board of Directors met on one (1) occasion and took action by written consent on approximately eight
(8) other occasions. All the members of the Board attended the meetings. The written actions were by unanimous consent.

     There  are  no  committees  to  the  Board.

                                  PROPOSAL TWO
                   AMENDMENT TO THE ARTICLES OF INCORPORATION

     On August 19, 2001 the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Articles of Incorporation to (i) effectuate an increase in the number of authorized shares of Company's common stock from 50,000,000 shares to 500,000,000 shares; and (ii) create a class of preferred stock, with 10,000,000 authorized shares, the rights, privileges, and preferences of which are to be determined by the Board of Directors from time to time. A copy of the proposed amendment to the Articles of Incorporation is attached to this Information Statement as Appendix A.

INCREASE IN AUTHORIZED COMMON STOCK FROM 50,000,000 SHARES TO 500,000,000 SHARES

     On August 19, 2001, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the proposed amendment to Article 4 of the Company's Articles of Incorporation to effectuate an increase in authorized common stock from 50 million shares with a par value of $0.001 to 500 million shares with a par value of $0.001. The Board of Directors has fixed the close of business on August 3, 2001 as the record date for the determination of shareholders who are entitled to give consent and receive this Information Statement. As of the record date, the Company had outstanding 45,225,397 shares of common stock held by approximately 270 shareholders of record.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of common stock from 50 million to 500 million.

     The Amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately three (3) days after the annual shareholders meeting.

 AUTHORIZE  A  CLASS  OF  PREFERRED  STOCK

     On August 19, 2001, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the proposed amendment to Article 4 of the Company's Articles of Incorporation to authorize a class of preferred stock, consisting of up to 10,000,000 shares, par value $0.001 per share, the rights, privileges, and preferences of which would be determined by the Board of Directors, in their sole discretion, from time to time.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available authorized but unissued shares of preferred stock in an amount adequate to provide for the Company's future needs. The shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. This step is necessary, in the judgment of the Board of Directors, in order to attract potential new equity capital and carry out the Company's business objectives.

     The Amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately three (3) days after the annual shareholders meeting.

                                 PROPOSAL THREE
                 ADOPTION OF RESTATED ARTICLES OF INCORPORATION


     On August 19, 2001, the Board of Directors approved, subject to stockholder approval, the Restated Articles of Amendment of VDO.com, Inc. Following the initial filing of the Company's original Articles of Incorporation, the Company has filed numerous amendments to its Articles of Incorporation, and the increase in authorized common stock and the creation of a class of authorized preferred stock discussed herein will be another amendment.

     In order to simplify the Company's Articles of Incorporation and the various subsequent amendments, the Board of Directors believes it in the Company's best interest to consolidate the original Articles of Incorporation and the subsequent amendments into a single Restated Articles of Incorporation. A copy of the proposed restated Articles of Incorporation is attached to this Information Statement as Appendix B.

                                  PROPOSAL FOUR
                      VDO.COM, INC. 2001 STOCK OPTION PLAN

PURPOSE

     The VDO.com, Inc. 2001 Stock Option Plan (the "Plan") offers selected employees, directors, and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options, which may constitute Incentive Stock Options (ISO) or Non-statutory Stock Options (NSO), as well as the direct award or sale of Shares of the Company's Common Stock. The VDO.com, Inc. 2001 Stock Option Plan is attached to this Information Statement as Appendix C.

ADMINISTRATION

     The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors. If no Committee has been appointed, the entire Board shall constitute the Committee. The Board shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members shall be valid acts of the Committee. The Committee has authority in its discretion to determine eligible employees to whom, and the time or times, Awards may be granted and the number of Shares subject to each Award. The Committee also has authority to prescribe, amend, and rescind rules and regulations relating to the Plans.

ELIGIBILITY

     Under the Plan only Employees shall be eligible for designation as Participants by the Committee. An "Employee" shall mean (i) any individual who is a Common-Law Employee of the Company or of a subsidiary, (ii) a member of the Board of Directors, including an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary.

     An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

STOCK  SUBJECT  TO  PLAN

     Shares offered under the Plan shall be authorized but unissued Shares. Subject to Section 5(b) and 9 of the Plan, the aggregate number of Shares that may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 5,000,000 shares.

TERMS  OF  AWARDS  OR  SALES

     Each award of sale of Shares under the Plan shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Any right to acquire Shares under the Plan shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% or 5% shareholders), except as otherwise provided in Section 4(b) of the Plan. Then entire Purchase Price of Shares issued under the Plans shall be payable in lawful money of the United States of America at the time when such Shares are purchased.

TERMS  OF  OPTIONS

     Each grant of Options under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. Each Stock Option Agreement shall also specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9 of the Plans. The Exercise Price of ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b) of the Plan. To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion.

CERTAIN  FEDERAL  INCOME  TAX  CONSEQUENCES

     Under current tax law, a holder of stock options under the Plan does not, as a general matter, realize taxable income upon the grant or exercise hereof. In general, a holder of stock options will only recognize gain at the time the Common Stock, acquired through exercise of the stock option, is sold or otherwise disposed of. In that situation, the amount of gain that the optionee must recognize is equal to the amount by which the value of the common stock on the date of the sale or other disposition exceeds the option price.

GRANTS  UNDER  THE  PLAN

     As of the date of this Information Statement, no Employee has been granted Options or Shares under the Plan.

                                  PROPOSAL SIX
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Zakheim, Roth & Company, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001 and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

     Representatives of Zakheim, Roth & Company are not expected to be present at the Annual Meeting.

Audit  Fees:

     Zakheim, Roth & Company billed the Company approximately $7,500.00, all of which was paid for professional services rendered in connection with performing the audit of the Company's annual financial statements and review of the Company's quarterly financial statements included in its quarterly reports on Form 10-QSB for the fiscal year ended December 31, 2000.

Financial  Information  Systems  Design  and  Implementation  Fees:

     During the fiscal year ended December 31, 2000, the Company did not engage Zakheim, Roth & Company to provide advice regarding financial information systems design and implementation.

All  Other  Fees:

     During the fiscal year ended December 31, 2000, Zakheim, Roth & Company did not bill the Company for any other services.

     The Company does not have an audit committee, however, the Company's Board of Directors has considered whether the services provided by Zakheim, Roth & Company in connection with the Other Fees is compatible with maintaining the independence of Zakheim, Roth & Company.

                                OTHER INFORMATION

DIRECTORS  AND  EXECUTIVE  OFFICERS

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name                    Age   Position(s)
----------------------  ---   -----------------------------------------

William D. Satterfield   60   President and Director  (2001)

Latifah R. Saafir        25   Secretary, Treasurer and Director  (2001)

Wardell B. Moore         71   Director (2001)


    WILLIAM D. SATTERFIELD was appointed to the Board and became President of the Company on August 18, 2001. Mr. Satterfield is currently a Senior Real Estate Officer with the Los Angeles County Metropolitan Transit Authority. In this position he manages various properties for the County of Los Angeles and has held this position since 1986. Mr. Satterfield received both a B.A. in Business and his M.B.A. from Pepperdine University.

     LATIFAH R. SAAFIR was appointed to the Board and became Secretary and Treasurer of the Company President on August 18, 2001. Ms. Saafir is currently the Chief Engineer at Wave Technology, Inc., a research and development company, where she has served since October 2000. From May 2000 to October 2000, she was an Executive Assistant at Ryder/Adecco, and from November 1999 to May 2000 she was Manager of Customer Care at drugstore.com, Inc. Ms. Saafir was a Sales Engineer at General Electric from August 1998 to October 1999, and a Package Engineer at M&M/Mars from August 1996 to August 1998. Ms. Saafir has a B.S. in Mechanical Engineering from Prairie View A&M University.

     WARDELL B. MOORE was appointed to the Board on August 18, 2001. Mr. Moore has been retired for the past five years. Prior to his retirement Mr. Moore was a Lead Engineer and worked on the B1B Project at Rockwell International. Mr. Moore received a B.S. in Radio and Electricity from Southern University.

EXECUTIVE  COMPENSATION

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2000 and 1999. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.


                                                          SUMMARY COMPENSATION TABLE

                                      Annual Compensation                            Long Term Compensation
                            ------------------------------------------    ------------------------------------------

                                                                                      Awards             Payouts
                                                                          -------------------------   --------------
                                                                          RESTRICTED    SECURITIES
 NAME AND                                        OTHER ANNUAL               STOCK       UNDERLYING    LTIP    ALL OTHER
 PRINCIPAL POSITION                  SALARY   BONUS    COMPENSATION        AWARDS       OPTIONS    PAYOUTS  COMPENSATION
                          YEAR        ($)     ($)         ($)               ($)          SARS(#)     ($)       ($)

Shmuel Shneibalg(1)       2000       31,000   -0-         -0-             100,000         -0-        -0-       -0-
(President, Secretary,                                                    shares
Treasurer and Director)

                          1999        -0-      -0-        -0-               -0-           -0-        -0-       -0-


(1) Mr. Shneibalg resigned as an officer and employee of the Company effective June 7, 2001. Mr. Shneibalg's resignation a director of the Company will be effective on or about August 18, 2001.



                                   OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                          (INDIVIDUAL GRANTS)


                       NUMBER OF SECURITIES      ERCENT OF TOTAL
                          UNDERLYING          OPTIONS/SAR'S GRANTED
                     OPTIONS/SAR'S GRANTED      TO EMPLOYEES IN       EXERCISE OF BASE PRICE
  NAME                  FISCAL YEAR (#)             ($/SH)                  ($/SH)               EXPIRATION DATE

 ---------------------------------------------------------------------------------------------------------------
Shmuel Shneibalg             -0-                      -0-                     -0-                     -0-




                                   AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES
                                               ----------------------------

                                                                  NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                                  SECURITIES UNDERLYING           MONEY OPTION/SARS
                  SHARES ACQUIRED ON                             OPTIONS/SARS AT FY-END (#)         AT FY-END ($)
NAME                EXERCISE (#)          VALUE REALIZED ($)     EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------
Shmuel Shneibalg         -0-                    -0-                        -0-                          -0-



COMPENSATION  OF  DIRECTORS

     Mr. Shmuel Shneibalg was not paid a cash salary or other compensation as a Director.

     The current Directors will receive $250 per meeting of the Board of Directors, and after sixty (60) days of service as a director each director will be granted 200,000 shares of Company common stock.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     On June 7, 2001, the Company entered into a Stock Purchase Agreement and an Addendum thereto (the "Addendum" and collectively the "Agreement") with Hundred Mile Plus, Ltd., Embryo Capital Group, and Mr. Shmuel Shneibalg which results in a restructuring of the Company's management, Board of Directors, and ownership.

Pursuant to the terms of the Agreement, Mr. Shneibalg and Embryo Capital Group (the "Sellers") sold 11,900,000 shares of the Company, representing at that time 55.11% of the outstanding common stock, to Hundred Mile Plus, Ltd. who received the shares on behalf of twenty two (22) individuals listed in Exhibit "A" of the Addendum. The shares were issued directly to the individuals. As consideration for the purchase of the shares, Hundred Mile Plus, Ltd. paid the sum of $25,000 cash to Sellers and agreed to issue to Sellers, within a one year period, stock equal to two percent (2%) of the outstanding common stock on the date of issuance.

On June 7, 2001, in accordance with the Agreement, the Board of Directors received a letter of resignation from its sole Board member, Mr. Shmuel Shneibalg, which is effective upon the appointment of a new Board of Directors. Pursuant to the Agreement the individuals listed in Exhibit "B" of the Addendum (the "Appointees") have been appointed as directors. These individuals will not take office until at least ten days after this Information Statement is mailed to all Company shareholders in compliance with Section 14(F) of the Securities Exchange Act of 1934 and Rule 14F-1 thereunder.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth, as of August 3, 2001, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.



                Name and Address of          Amount and Nature of   Percent
Title of Class  Beneficial Owner             Beneficial Ownership   of Class (1)
--------------  ---------------------------  ---------------------  ------------

Common . . . .  Latifah R. Saafir
Stock. . . . .  1044-L Corporate Dr.                    200,000(2)          0.4%
                Redlands, CA  92374

Common . . . .  Wardell B. Moore                        200,000(2)          0.4%
Stock. . . . .  1044-L Corporate Dr.
                Redlands, CA  92374

Common . . . .  William D. Satterfield                  200,000(2)          0.4%
Stock. . . . .  1044-L Corporate Dr.
                Redlands, CA  92374

Common . . . .  Creative Holdings, LLC                  5,000,000            11%
Stock. . . . .  C/O Mueller & Co.
                242 4th Street
                Lakewood, NJ  08701

Common . . . .  Venice Holdings LLC                     4,880,952          10.8%
Stock. . . . .  C/O Mueller & Co.
                242 4th Street
                Lakewood, NJ  08701

Common . . . .  Rock Solid Group, LLC                   3,666,667           8.1%
Stock. . . . .  C/O Mueller & Co.
                242 4th Street
                Lakewood, NJ  08701

Common . . . .  Rock Solid Group, LLC                   3,333,333           7.4%
Stock. . . . .  C/O JH Darbie
                99 Wall Street, 20th Floor
                New York, NY  10005

                All Officers and Directors
                as a Group (3 Persons)                    600,000           1.3%
                ---------------------------  ---------------------  ------------

(1)     Based  on  45,225,397  shares  outstanding.

(2) Ms. Saafir, Mr. Moore and Mr. Satterfield will each be granted 200,000 shares of the Company's Common Stock approximately 60 days after taking office as compensation for serving on the Company's Board of Directors.

COMPLIANCE  WITH  SECTION  16(a)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, as of the date of this Information Statement, all officers and directors are current with respect to their filing obligations.

                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to submit a proposal for action at the 2001 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 1044L Corporate Drive, Redlands, California 92374, addressed to the corporate Secretary, no later than April 30, 2002 in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in September 2002.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

     The Company has not enclosed a copy of the Annual Report on Form 10-KSB to Shareholders for the year ended December 31, 2000 with this Information Statement because, due to financial constraints, the Annual Report has not been filed. Upon its completion and filing with the SEC it will be mailed to all Shareholders.

                                        By  order  of  the  Board  of  Directors

                                        /s/  William  D.  Satterfield

                                        William  D.  Satterfield,  President

Redlands,  California
August  20,  2001

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                                  VDO.COM, INC.


     The undersigned being the President and Secretary of VDO.com, Inc., a Florida Corporation, hereby certify that by unanimous vote of the Board of Directors on August 19, 2001 and majority vote of the stockholders at a meeting held on September 19, 2001, it was voted that this Certificate of Amendment of Articles of Incorporation be filed.

     The undersigned further certify that ARTICLE "FOUR" of the Articles of Incorporation, are amended to read as follows:

ARTICLE  "FOUR"  is  hereby  amended  to  read  as  follows:

     The capital stock of the Corporation shall consist of 500,000,000 shares of Common Stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value.

     The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Florida. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The undersigned hereby certify that they have on this ___ day of September, 2001 executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Florida.




                                           _____________________________________
                                           William  D.  Satterfield,  President



                                           _____________________________________
                                           Latifah  Saafir,  Secretary

                       RESTATED ARTICLES OF INCORPORATION

                                       OF

                                  VDO.COM, INC.


                                    ARTICLE I

     The  name  of  this  corporation  is:

     VDO.COM,  INC.

                                   ARTICLE II

     Offices for the transaction of any business of VDO.com, Inc. (the "Corporation"), and where meetings of the Board of Directors and of Stockholders may be held, may be established and maintained in any part of the State of Florida, or in any other state, territory, or possession of the United States.

                                   ARTICLE III

     The  nature  of  the  business  is  to  engage  in  any  lawful  activity.

                                   ARTICLE IV

     The capital stock of the Corporation shall consist of 500,000,000 shares of Common Stock, $0.001 par value and 10,000,000 shares of preferred stock, $0.001 par value.

     The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Florida. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                    ARTICLE V

     The members of the governing board of the corporation will be called directors, of which there shall be no less than one nor more than seven. The Directors of this corporation need not be stockholders.

                                   ARTICLE VI

     This  corporation  shall  have  perpetual  existence.

                                   ARTICLE VII

     This Corporation shall have president, a secretary, a treasurer and a resident agent, to be chosen by the Board of Directors, any person may hold two or more offices.

                                  ARTICLE VIII

     The Capital Stock of the corporation, after the fixed consideration thereof has been paid or performed, shall not be subject to assessment, and the individual liable for the debts and liabilities of the Corporation, and the Articles of Incorporation shall never be amended as the aforesaid provisions.

                                   ARTICLE IX

     No director or officer of the corporation shall be personally liable to the corporation or any of its stockholders for the damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 607.0834 of the Florida Revised Statutes. Any repeal or modification of this Article of the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

     The number of shares of the corporation outstanding and entitled to vote on this Restated Articles of Incorporation is 45,225,397; that the said change(s) and the Restated Articles of Incorporation have been consented to and approved by a majority all of the stockholders of each class of stock outstanding and entitled to vote thereon. The changes set forth herein shall be effective upon the filing of these Restated Articles of Incorporation.



________________________________                   _____________________________
William  D.  Satterfield                           Latifah  Saafir
President                                          Secretary

Dated:  September  __,  2001                       Dated:  September  __,  2001

                                   VDO.COM, INC.
                             2001 STOCK OPTION PLAN
                             ----------------------

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
SECTION  1.  PURPOSE.                                                        1
SECTION  2.  DEFINITIONS.                                                    1
(a)     "Award"                                                              1
(b)     "Board  of  Directors"                                               1
(c)     "Change  in  Control"                                                1
(d)     "Code"                                                               1
(e)     "Committee"                                                          1
(f)     "Common-Law  Employee"                                               1
(g)     "Company"                                                            1
(h)     "Employee"                                                           2
(i)     "Exchange  Act"                                                      2
(j)     "Exercise  Price"                                                    2
(k)     "Fair  Market  Value"                                                2
(l)     "Incentive  Stock  Option"  or  "ISO"                                2
(m)     "Nonstatutory  Option"  or  "NSO"                                    2
(n)     "Offeree"                                                            2
(o)     "Option"                                                             2
(p)     "Optionee"                                                           2
(q)     "Outside  Director"                                                  2
(r)     "Participant"                                                        3
(s)     "Plan"                                                               3
(t)     "Purchase  Price"                                                    3
(u)     "Restricted  Share"                                                  3
(v)     "Service"                                                            3
(w)     "Share"                                                              3
(x)     "Stock"                                                              3
(y)     "Stock  Award  Agreement"                                            3
(z)     "Stock  Option  Agreement"                                           3
(aa)    "Stock  Purchase  Agreement"                                         3
(bb)    "Subsidiary"                                                         3
(cc)    "Total  and  Permanent  Disability"                                  3
(dd)    "W-2  Payroll"                                                       3
SECTION  3.  ADMINISTRATION.                                                 3
(a)      Committee  Membership                                               3
(b)      Committee  Procedures                                               4
(c)      Committee  Responsibilities                                         4
(d)      Committee  Liability                                                4
(e)      Financial  Reports                                                  4
SECTION  4.  ELIGIBILITY.                                                    4
(a)      General  Rule                                                       4
(b)      Ten-Percent  Shareholders                                           4
(c)      Attribution  Rules                                                  4
(d)      Outstanding  Stock                                                  4

SECTION  5.  STOCK  SUBJECT  TO  PLAN.                                       4
(a)      Basic  Limitation                                                   4
(b)      Additional  Shares                                                  5
SECTION  6.  TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.                  5
(a)      Stock  Purchase  Agreement                                          5
(b)      Duration  of  Offers                                                5
(c)      Purchase  Price                                                     5
(d)      Payment  for  Shares                                                5
(e)      Exercise  of  Awards  on  Termination  of  Service                  6
SECTION  7.  ADDITIONAL  TERMS  AND  CONDITIONS  OF  RESTRICTED.             6
(a)      Form  and  Amount  of  Award                                        6
(b)      Exercisability                                                      6
(c)      Effect  of  Change  in  Control                                     6
(d)      Voting  Rights                                                      6
SECTION  8.  TERMS  AND  CONDITIONS  OF  OPTIONS.                            6
(a)      Stock  Option  Agreement                                            6
(b)      Number  of  Shares                                                  6
(c)      Exercise  Price                                                     6
(d)      Exercisability                                                      7
(e)      Effect  of  Change  in  Control                                     7
(f)      Term                                                                7
(g)      Exercise  of  Options  on  Termination  of  Service                 7
(h)      Payment  of  Option  Shares                                         7
(i)      No  Rights  as  a  Shareholder                                      8
(j)      Modification,  Extension  and  Assumption  of  Options              8
SECTION  9.  ADJUSTMENT  OF  SHARES.                                         8
(a)     General                                                              8
(b)     Reorganizations                                                      8
(c)     Reservation  of  Rights                                              8
SECTION  10.  WITHHOLDING  TAXES.                                            8
(a)     General                                                              8
(b)     Share  Withholding                                                   8
(c)     Cashless  Exercise/Pledge                                            8
(d)     Other  Forms  of  Payment                                            8
SECTION  11.  ASSIGNMENT  OR  TRANSFER  OF  AWARDS.                          9
(a)     General                                                              9
(b)     Trusts                                                               9
SECTION  12.  LEGAL  REQUIREMENTS.                                           9
SECTION  13.  NO  EMPLOYMENT  RIGHTS.                                        9
SECTION  14.  DURATION  AND  AMENDMENTS.                                     9
(a)     Term  of  the  Plan                                                  9
(b)     Right  to  Amend  or  Terminate  the  Plan                           9
(c)     Effect  of  Amendment  or  Termination                               9

                       VDO.COM, INC. 2001 STOCK OPTION PLAN
                       ------------------------------------

SECTION  1.  PURPOSE.
---------------------

   The purpose of the VDO.com, Inc. 2001 Stock Option Plan (the "Plan") is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares and Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options) as well as the direct award or sale of Shares of the Company's Common Stock. Awards may be granted under this Plan in reliance upon federal and state securities law exemptions.

SECTION  2.  DEFINITIONS.
----------------------

     (a)     "Award"
              -----
shall mean any award of an Option, Restricted Share or other right under the Plan.

     (b)     "Board  of  Directors"
              --------------------
shall mean the Board of Directors of the Company, as constituted from time to time.

     (c)     "Change  in  Control" shall  mean:
              -------------------
          (i) The consummation of a merger, consolidation, sale of the Company's stock, or other reorganization of the Company (other than a reincorporation of the Company), if after giving effect to such merger, consolidation or other reorganization of the Company, the stockholders of the Company immediately prior to such merger, consolidation or other reorganization do not represent a majority interest of the holders of voting securities (on a fully diluted basis) with the ordinary voting power to elect directors of the surviving or resulting entity after such merger, consolidation or other reorganization; or

          (ii) The sale of all or substantially all of the assets of the Company to a third party who is not an affiliate of the Company.

          (iii) The term Change in Control shall not include: (a) a transaction the sole purpose of which is to change the state of the Company's incorporation, or (b) the Company's initial public offering.

     (d)     "Code"
              ----
shall  mean  the  Internal  Revenue  Code  of  1986,  as  amended.

     (e)     "Committee"
              ---------
shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3.

     (f)     "Common-Law  Employee"
              --------------------
shall mean an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

     (g)     "Company" shall  mean  VDO.com,  Inc.
              -------

     (h)     "Employee"
              --------
shall mean (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member of the Board of Directors, (iii) a member of the board of directors of a Subsidiary, or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a).

     (i)     "Exchange  Act"
              -------------
means  the  Securities  and  Exchange  Act  of  1934,  as  amended.

     (j)     "Exercise  Price"
              ---------------
shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (k)     "Fair  Market  Value"
              -------------------
means  the  market  price  of  Shares,  determined by the Committee  as follows:

          (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;
          (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;
          (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

     (l)     "Incentive  Stock  Option"  or  "ISO"
              ------------------------------------
shall mean an employee incentive stock option described in Code section 422(b).

     (m)     "Nonstatutory  Option"  or  "NSO"
              --------------------------------
shall  mean  an  employee  stock  option  that  is  not  an  ISO.

     (n)     "Offeree"
              -------
shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (o)     "Option"
              ------
shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (p)     "Optionee"
              --------
shall  mean  an  individual  or  estate  who  holds  an  Option.

     (q)     "Outside  Director"
              -----------------
shall mean a member of the Board who is not a Common-Law Employee of the Company or a Subsidiary.

     (r)     "Participant"
              -----------
shall  mean  an  individual  or  estate  who  holds  an  Award.

     (s)     "Plan"
              ----
shall  mean  this  2001  Stock  Option  Plan  of  VDO.com,  Inc.

     (t)     "Purchase  Price"
              ---------------
shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (u)     "Restricted  Share"
              -----------------
shall mean a Share sold or granted to an eligible Employee which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

     (v)     "Service"
              -------
shall  mean  service  as  an  Employee.

     (w)     "Share"
              -----
shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

     (x)     "Stock"
              -----
shall  mean  the  common  stock  of  the  Company.

     (y)     "Stock  Award  Agreement"
              -----------------------
shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share.

     (z)     "Stock  Option  Agreement"
              ------------------------
shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (aa)     "Stock  Purchase  Agreement"
               --------------------------
shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (bb)     "Subsidiary"
               ----------
means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (cc)     "Total  and  Permanent  Disability"
               ---------------------------------
means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (dd)     "W-2  Payroll"
               ------------
means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.

SECTION  3.  ADMINISTRATION.
----------------------------

     (a)     Committee  Membership
             ---------------------
The Plan shall be administered by the Compensation Committee (the "Committee") appointed by the Company's Board of Directors and comprised of at least two or more Outside Directors (although Committee functions may be delegated to officers to the extent the awards relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act). If no Committee has been appointed, the entire Board shall constitute the Committee.

     (b)     Committee  Procedures
             ---------------------
The Board of Directors shall designate one of the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c)     Committee  Responsibilities
             ---------------------------
The Committee has and may exercise such power and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine eligible Employees to whom, and the time or times at which, Awards may be granted and the number of Shares subject to each Award. Subject to the express provisions of the respective Award agreements (which need not be identical) and to make all other determinations necessary or advisable for Plan administration, the Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all persons.

     (d)     Committee  Liability
             --------------------
No member of the Board or the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award made under the Plan.

     (e)     Financial  Reports
             ------------------
To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Shareholders who have received Stock under the Plan its financial statements including a balance sheet regarding the Company's financial condition and results of operations, unless such Offerees, Optionees or Shareholders have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION  4.  ELIGIBILITY.
-------------------------

     (a)     General  Rule
             -------------
   Only Employees shall be eligible for designation as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

     (b)     Ten-Percent  Shareholders
             -------------------------
   An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) if required by applicable law, the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.

     (c)     Attribution  Rules
             ------------------
For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

     (d)     Outstanding  Stock
             ------------------
For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding
Options  held  by  the  Employee  or  by  any  other  person.

SECTION  5.  STOCK  SUBJECT  TO  PLAN.
--------------------------------------

     (a)     Basic  Limitation
             -----------------
Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 9 of the Plan, the aggregate number of Shares which may be issued or transferred as common stock pursuant to an Award under the Plan shall not exceed 5,000,000 Shares.

     In any event, the number of Shares which are subject to Awards or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b)     Additional  Shares
             ------------------
In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited before any dividends have been paid with respect to such Restricted Share, then such Restricted Share shall again become available for award under the Plan.

SECTION  6.  TERMS  AND  CONDITIONS  OF  AWARDS  OR  SALES.
----------------------------------------------------------

     (a)     Stock  Purchase  Agreement
             --------------------------
Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b)     Duration  of  Offers
             --------------------
Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Committee.

     (c)     Purchase  Price
             ---------------
Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% shareholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Committee in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.

     (d)     Payment  for  Shares
             --------------------
          The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

          (i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
          (ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.
          (iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

          (iv)  Other  Forms  of  Payment.  To  the extent provided in the Stock
          Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

     (e)     Exercise  of  Awards  on  Termination  of  Service.
             --------------------------------------------------
Each Stock Award Agreement shall set forth the extent to which the recipient shall have the right to exercise the Award following termination of the recipient's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all the Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

SECTION  7.  ADDITIONAL  TERMS  AND  CONDITIONS  OF  RESTRICTED  SHARES.
----------------------------------------------------------------------

     (a)     Form  and  Amount  of  Award.
             ----------------------------
Each Stock Award Agreement shall specify the number of Shares that are subject to the Award. Restricted Shares may be awarded in combination with NSOs and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

     (b)     Exercisability.
             --------------
Each Stock Award Agreement shall specify the conditions upon which Restricted Shares shall become vested, in full or in installments. To the extent required by applicable law, each Stock Award shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Stock Award shall be determined by the Committee in its sole discretion.

     (c)     Effect  of  Change  in  Control.
             -------------------------------
The Committee may determine at the time of making an Award or thereafter, that such Award shall become fully vested, in whole or in part, in the event that a Change in Control occurs with respect to the Company.

     (d)     Voting  Rights.
             --------------
Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders invested any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Section 5.

SECTION  8.  TERMS  AND  CONDITIONS  OF  OPTIONS.
-------------------------------------------------

     (a)     Stock  Option  Agreement.
             ------------------------
Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b)     Number  of  Shares.
             ------------------
Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c)     Exercise  Price
             ---------------
Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in
Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.

     (d)     Exercisability
             --------------
Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion.

     (e)     Effect  of  Change  in  Control
             -------------------------------
The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

     (f)     Term
             ----
The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten years from the date of grant (or five (5) years for ten percent (10%) shareholders as provided in Section 4(b)). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g)     Exercise  of  Options  on  Termination  of  Service
             ---------------------------------------------------
Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 60 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee's Service terminates due to death or Disability.

     (h)     Payment  of  Option  Shares
             ---------------------------
The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:

          (i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

          (ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.

          (iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
          (iv)  Other  Forms  of  Payment.  To  the extent provided in the Stock
          Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

          (i) Modification, Extension and Assumption of Options . Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.

SECTION  9 .ADJUSTMENT  OF  SHARES.
----------------------------------

     (a)     General
             -------
In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in Section 9(c), in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.

     (b)     Reorganizations
             ---------------
In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, provided however, that the limitations set forth in Section 9(c) shall apply.

     (c)     Reservation  of  Rights
             -----------------------
Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION  10. WITHHOLDING  TAXES.
------------------------------
     (a)     General
             -------
To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Committee for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b)     Share  Withholding
             ------------------
The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.

     (c)     Cashless  Exercise/Pledge
             -------------------------
The Committee may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee's withholding obligation by cashless exercise or pledge.

     (d)     Other  Forms  of  Payment
             -------------------------
The Committee may permit such other means of tax withholding as it deems appropriate.

SECTION  11.  ASSIGNMENT  OR  TRANSFER  OF  AWARDS.
--------------------------------------------------

     (a)     General
             -------
An Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, except as approved by the Committee. Notwithstanding the foregoing, ISOs may not be transferable. Also notwithstanding the foregoing, Offerees and Optionees may not transfer their rights hereunder except by will, beneficiary designation or the laws of descent and distribution.

     (b)     Trusts
             ------
Neither this Section 11 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such Agreement.

SECTION  12.  LEGAL  REQUIREMENTS.
---------------------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

SECTION  13.  NO  EMPLOYMENT  RIGHTS.
-------------------------------------

     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION  14.  DURATION  AND  AMENDMENTS.
--------------------------------------

     (a)     Term  of  the  Plan
             -------------------
The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's shareholders. In the event that the shareholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)     Right  to  Amend  or  Terminate  the  Plan
             ------------------------------------------
The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.

     (c)     Effect  of  Amendment  or  Termination
             --------------------------------------
No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.